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PROSPECTUS SUPPLEMENT - November 20, 2000*


American Express Market Strategy Certificate (April 26, 2000) S-6008

The sections "Grace period" and "New term" in "Opportunities at the End of a Participation Term" under "About the Certificate," at page 21p, have been revised as follows:

Grace period: When a participation term ends, we will notify you of the start of a 14-day grace period before a new term automatically begins. During this 14-day grace period you can:

o    change your participation selection,

o    add money to your certificate,

o    change your participation term to remain in fixed interest,

o renew your principal from the preceding term in a new participation term and allow interest earned in a term to remain in fixed interest,

o withdraw part or all of your money in your fixed term or the money in the participation term that just ended without a withdrawal penalty or loss of interest,

o    or receive your participation interest in cash.

New term: If you do not make changes when a participation term ends, your certificate will continue with your current selections when the new participation term begins 14 days later as long as the minimum invested for the participation term is $1,000. You will earn fixed interest during this 14-day grace period. If you don't want to wait 14 days before starting your next market participation term, you must phone or send written instructions before your current term ends. You can tell us to start your next term on any Wednesday during the grace period. This will remain in effect for all future terms, unless we receive instructions changing your selection before the term ends. The 2% withdrawal charge will apply when you start your new term during the grace period. Your notice may also tell us to change your interest selection or add to your certificate. You can arrange to make periodic additional investments at each participation term renewal. You can tell us to change your participation selection, add money to your renewing participation term, change your interest selection to remain in fixed interest, renew your principal from the preceding term in a new participation term and allow interest earned in a term to remain in fixed interest, or withdraw part of your money. The change will be in effect for any future term unless we receive instructions from you changing your selection. To learn indexing information and the amount of interest (if any) at the end of a participation term, you can contact your American Express financial advisor or call the Client Service Organization.

The second sentence of the section "Participation Term" under "About the Certificate," at page 5p, has been revised as follows:

Subsequent terms are 52-week periods that begin on the Wednesday following the 14-day grace period at the end of the prior 52-week term, unless you start a new term during the grace period as described in "New term" on page 21p.

S-6008-21 A (11/00)
Valid until next prospectus update.
*Destroy April 25, 2001